MFS(R) STRATEGIC INCOME FUND

                         MFS(R) GOVERNMENT MORTGAGE FUND

                        MFS(R) GOVERNMENT SECURITIES FUND

                      Supplement to the Current Prospectus


The Boards of Trustees responsible for overseeing the above funds have approved a change in the dividend declaration frequency from monthly to daily for these funds. Dividends will continue to be paid monthly. Effective immediately, distribution disclosure under Section VIII of each prospectus is changed as follows:

The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

In  addition,   the  first  sentence  of  the  fifth  paragraph  under  the  Tax
Considerations section is restated as follows:

Fund distributions of net capital gains or net short-term capital gains by the fund will reduce the fund's net asset value per share.


                The date of this Supplement is September 1, 2001.